EXHIBIT 99.1


                        HFS Incorporated and Subsidiaries
                  PRO FORMA CONSOLIDATED FINANCIAL INFORMATION


     The pro forma consolidated balance sheet as of June 30, 1996 is presented as if the acquisition of Avis, Inc. ("Avis") and issuance of Company common stock (the "Avis Offering") as partial consideration for Avis occurred on June 30, 1996. Closing of the acquisition is subject to the favorable vote of Avis participants in the Avis Employee Stock Option Plan ("ESOP"), the receipt of regulatory approvals and completion of fleet financing arrangements. The Company intends to undertake an initial public offering of a majority interest in the corporation which owns all company-owned Avis car rental locations (the "Operating Company") in 1997 and to enter into franchise, information technology and other agreements to provide services to the Operating Company based on terms to be determined. Accordingly, the pro forma financial statements reflect the acquired net assets and results of operations of the Avis rental car operating subsidiary intended to be sold as "Investment in car rental operating company" and "other revenue", respectively.

     The pro forma statements of operations for the year ended December 31, 1995 and the six months ended June 30, 1996 are presented as if the acquisition of Avis and the following transactions had occurred on January 1, 1995: (i) the May 31, 1996 acquisition of the common stock of Coldwell Banker Corporation ("Coldwell Banker") and the related contribution of Coldwell Banker's owned real estate brokerage offices (the "Owned Brokerage Business") to an independent trust (the "Trust") (the "Coldwell Banker Transaction"); (ii) the receipt of proceeds from an offering of the Company's common stock (the "CB Offering") to the extent necessary to fund the acquisition of Coldwell Banker and the related repayment of indebtedness and acquisition expenses; (iii) the acquisitions of: the six non-owned Century 21 regions ("Century 21 NORS") during the second quarter of 1996, the Travelodge franchise system ("Travelodge") on January 23, 1996 and the Electronic Realty Associates franchise system ("ERA") on February 12, 1996 (collectively, the "Other Acquisitions"); and (iv) the February 22, 1996 issuance of $240 million of 4-3/4% convertible senior notes due 2003 to the extent such proceeds were used to finance the Other Acquisitions. The pro forma statement of operations for the year ended December 31, 1995 is also presented as if the August 1, 1995 acquisition of Century 21 Real Estate Corporation ("Century 21") and the acquisition by merger (the "CCI Merger") in May 1995 of Casino & Credit Services, Inc's gambling patron credit information business, Central Credit Inc. ("CCI") had occurred on January 1, 1995.

     The acquisitions have been or will be accounted for using the purchase method of accounting. Accordingly, assets acquired and liabilities assumed have been or will be recorded at their estimated fair values which are subject to further refinement, including appraisals and other analyses, with appropriate recognition given to the effect of current interest rates and income taxes. Management does not expect that the final allocation of the purchase price for the above acquisitions will differ materially from the preliminary allocations. The Company has entered into certain immaterial transactions which are not reflected in the pro forma statements of operations.

     The pro forma consolidated financial statements do not purport to present the financial position or results of operations of the Company had the transactions and events assumed therein occurred on the dates specified, nor are they necessarily indicative of the results of operations that may be achieved in the future. In addition to the cost savings reflected in the pro forma consolidated statements of operations, the pro forma consolidated statements of operations do not reflect certain additional cost savings and revenue enhancements that management believes may be realized following the acquisitions. These savings are expected to be realized primarily through the restructuring of franchise services of the acquired companies as well as revenue enhancements expected through leveraging of the Company's preferred vendor programs. No assurances can be made as to the amount of cost savings or revenue enhancements, if any, that actually will be realized. In addition, there can be no assurance the Company will complete the acquisition of Avis.

     The pro forma consolidated financial statements are based on certain assumptions and adjustments described in the Notes to Pro Forma Consolidated Balance Sheet and Statements of Operations and should be read in conjunction therewith and with the consolidated financial statements and related notes of the Company included in its 1995 Annual Report on Form 10-K and in its June 30, 1996 Quarterly Report on Form 10-Q, as amended and the financial statements and related notes of the acquired or to be acquired companies included elsewhere herein or previously filed in Current Reports on Form 8-K.

                        HFS Incorporated and Subsidiaries
                      PRO FORMA CONSOLIDATED BALANCE SHEET
                               As of June 30, 1996
                                 (In thousands)

                                         Historical
                                                                         Pro Forma
                                              HFS         Avis (1)     Adjustment (A)    Pro Forma
                                        ----------------------------------------------------------
Assets
Current assets
   Cash and cash equivalents ........   $   387,837    $      --    $ (336,611)         $    51,226
   Royalty accounts and notes
     receivable, net ................        82,765          636             --              83,401
   Relocation receivables ...........       113,075           --             --             113,075
   Marketing and reservation
     receivables, net ...............        43,351           --             --              43,351
   Other current assets .............        32,337          779             --              33,116
   Deferred income taxes ............        36,456           --         36,456
Total current assets ................       695,821        1,415       (336,611)            360,625

Property and equipment-net ..........        99,411       34,024         57,976             191,411
Franchise agreements-net ............       599,631           --             --             599,631
Excess of cost over fair value of
   net assets acquired-net ..........     1,316,146           --             --           1,316,146
Intangible assets-Avis ..............            --      503,037        115,133             618,170
Investment in car rental
   operating company, net............            --     (187,743)       262,743              75,000
Deferred income taxes-net ...........            --       28,033        (28,033)                 --
                                                                          5,200              5,200
Other assets ........................        78,609       59,614         (9,614)            128,609
                                        -----------   ----------     ----------         -----------
Total ...............................   $ 2,789,618   $  438,380     $   66,794         $ 3,294,792
                                        ===========   ==========     ==========         ===========

Liabilities and Stockholders' Equity
Current Liabilities
   Accounts payable and other
     accrued liabilities ............   $   172,064   $    1,785      $      --         $   173,849
   Income taxes payable .............        62,421           --             --              62,421
   Accrued acquisition obligations ..        32,002           --         44,000              76,002
   Current portion of long-term debt         29,562           --         97,900             127,462
Total current liabilities ...........       296,049        1,785        141,900             439,734

Long-term debt ......................       540,530           --             --             540,530

Other non-current liabilities .......        30,894           --             --              30,894
Deferred income taxes ...............        85,400           --             --              85,400
Preferred Stock - Avis ..............          --        2,412        (72,412)                 --
Redeemable portion of common
    stock - ESOP ....................            --      295,465       (295,465)                 --
Unearned compensation-ESOP ..........            --     (261,702)       261,702                  --
Stockholders' Equity
   Participating convertible
     preferred stock ................            --      132,000       (132,000)                 --
   Common stock .....................         1,232          290           (234)              1,288
   Additional paid-in capital .......     1,690,347      217,445        143,988           2,051,780
   Retained earnings ................       145,166       79,120        (79,120)            145,166
   Treasury stock ...................            --     (102,269)       102,269                  --
   Foreign currency equity adjustment            --        3,834         (3,834)                 --
Total stockholders' equity ..........     1,836,745      330,420         31,069           2,198,234
                                        -----------  -----------    -----------         -----------
Total ...............................   $ 2,789,618  $   438,380    $    66,794         $ 3,294,792
                                        ===========  ===========    ===========         ===========
- ------------
(1) See Consolidated Historical Balance Sheet of Avis, Inc. as adjusted  as of May 31, 1996.

See notes to pro forma consolidated balance sheet and statements of operations.

                        HFS Incorporated and Subsidiaries
                      CONSOLIDATED HISTORICAL BALANCE SHEET
                              OF AVIS, INC. AS ADJUSTED
                               As of May 31, 1996
                                 (In thousands)

                                            Historical          Reclassification        Avis,
                                              Avis                  Adjustment        As Adjusted
                                            -----------------------------------------------------
Assets
Current Assets
   Cash and cash equivalents ........      $    75,122          $   (75,122)             $      --
   Royalty accounts and notes
     receivable, net ................          152,224             (151,588)                   636
   Vehicles, net ....................        2,330,630           (2,330,630)                    --
   Due from affiliated company ......           44,098              (44,098)                    --
   Other current assets .............           45,755              (44,976)                   779
   Deferred income taxes ............               --                   --                     --
Total current assets ................        2,647,829           (2,646,414)                 1,415

Property and equipment-net ..........          150,538             (116,514)                34,024
Franchise agreements-net ............               --
Excess of cost over fair value of
   net assets acquired-net ..........               --
Intangible assets-Avis ..............          503,037                   --                503,037
Investment in car rental
    operating company, net...........               --             (187,743)              (187,743)
Deferred income taxes ...............               --               28,033                 28,033
Other assets ........................          165,881             (106,267)                59,614
                                           -----------          -----------            -----------
Total ...............................      $ 3,467,285          $(3,028,905)           $   438,380
                                           ===========          ===========            ===========

Liabilities and Stockholders' Equity

Accounts Payable and other .......         $   400,814          $  (399,029)           $     1,785
                                           -----------          -----------            -----------

Long-term debt ......................        2,262,223           (2,262,223)                     --
Public liability and property damage           208,692             (208,692)                     --
Due to affiliated company ...........          122,002             (122,002)                     --

Other non-current liabilities
   Deferred income taxes ............           36,959              (36,959)                     --
   Preferred stock - Avis     .......           72,412                   --                  72,412
   Redeemable portion of common
     stock - ESOP ...................          295,465                   --                 295,465
   Unearned compenstion-ESOP ........         (261,702)                  --                (261,702)
Stockholders' Equity
   Participating convertible
     preferred stock ................          132,000                   --                 132,000
   Common stock .....................              290                   --                     290
   Additional paid-in capital .......          217,445                   --                 217,445
   Retained earnings ................           79,120                   --                  79,120
   Treasury stock ...................         (102,269)                  --                (102,269)
   Foreign currency equity adjustment            3,834                   --                   3,834
Total stockholders' Equity ..........          330,420                   --                 330,420
                                           -----------          -----------             -----------
Total ...............................      $ 3,467,285          $(3,028,905)            $   438,380
                                           ===========          ===========             ===========
____________

Note:  The  reclassification  adjustment  made to the historical  balance sheet of Avis, Inc. is to present the historical net assets of the car rental operations as "investment in car rental operating company - net".

See notes to pro forma consolidated balance sheet and statements of operations.

                        HFS Incorporated and Subsidiaries
                 PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS
                      For the Year Ended December 31, 1995
                    (In thousands, except per share amounts)

                                                   Historical
                             ----------------------------------------------------
                                                                          Other
                                          Avis, (1)      Coldwell        Acquired       Pro Forma
                                HFS       As Adjusted     Banker        Companies       Adjustments           Pro Forma
                             --------------------------------------------------------------------------------------------
Revenue
   Franchise ..........      $ 361,238     $      --    $  68,064       $ 128,233       $  25,950      (B)      $ 583,485
   Owned brokerage
     business .........             --            --      535,207              --        (535,207)     (C)             --
   Relocation services           8,204            --       75,866           6,514              --                  90,584
   Other ..............         43,541        62,808       20,264          29,848          (4,421)                191,118
                                                                                           39,078      (D)
                              --------      --------     --------        --------        --------                --------
     Total revenue ....        412,983        62,808      699,401         164,595        (474,600)                865,187
                              ========      ========     ========        ========        =========               ========
Expenses
   Marketing and
     reservation ......        143,965            --           --          20,996              --                 164,961
   Selling, general and
     administrative ...         55,538         7,205       32,367         102,857        (61,218)      (E)        136,749
   Ramada license fee .         18,911            --           --              --             --                   18,911
   Owned brokerage ....             --            --      521,376              --       (521,376)      (C)             --
   Depreciation and
     amortization .....         30,857        19,683       22,425           8,483         21,299       (F)        102,747
   Interest ...........         21,789           461        5,329           6,227          1,773       (G)         35,579
   Relocation .........          3,783            --       62,439           4,881             --                   71,103
   Other ..............          3,235           410           --          14,757           (399)      (H)         18,003
                              --------       -------     --------        --------       --------                 --------
     Total expenses ...        278,078        27,759      643,936         158,201       (559,921)                 548,053
                              --------       -------     --------        --------       --------                 --------
Income before
   income taxes .......        134,905        35,049       55,465           6,394         85,321                  317,134
Provision for
   income taxes .......         55,175        23,977       24,385           3,542         29,289       (I)        136,368
                             ---------     ---------    ---------       ---------      ---------                ---------
Net income ............      $  79,730     $  11,072    $  31,080       $   2,852      $  56,032                $ 180,766
                             =========     =========    =========       =========      =========                =========
Per Share Information
    (fully diluted)
   Net income .........      $    0.73            --           --              --             --                $    1.34
                             =========                                                                          =========
   Weighted average
     common and
     common equivalent
     shares outstanding        115,654            --           --              --         22,552        (J)       138,206
                               =======                                                    ======                  =======
_______________

Note:Certain reclassifications have been made to the historical results of acquired companies to conform with the Company's classification.

(1)  The historical financial statements of operations of Avis, as adjusted, has been adjusted to include the historical results of Avis operations intended to be retained by the  Company  and the  operating  results of the car rental operating company, which are  included in "Other Revenue". See Historical
     Consolidated Statement of  Operations,  as adjusted of Avis, Inc. for the year ended  February 29, 1996.

See notes to pro forma consolidated balance sheet and statement of operations.

                        HFS Incorporated and Subsidiaries
                 HISTORICAL CONSOLIDATED STATEMENT OF OPERATIONS
                            OF AVIS, INC. AS ADJUSTED
                      For the Year Ended February 29, 1996
                                 (In thousands)


                                                                                            Adjustments
                                                                              ---------------------------------
                                                                                                     Rental Car             Avis
                                                               Historical     Reclassifications      Subsidiary         As Adjusted
                                                               --------------------------------------------------------------------
Revenue ..............................................        $ 1,716,677        $        --         $(1,653,869)        $    62,808

Expenses:
   Selling, general & administrative .................          1,119,888            (16,865)         (1,095,818)              7,205
   Depreciation & amortization .......................            411,796             16,404            (408,517)             19,683
   Interest ..........................................            149,534                461            (149,534)                461
   Other .............................................                410                 --                  --                 410
                                                              -----------        -----------         -----------         -----------
     Total expenses ..................................          1,681,628                 --          (1,653,869)             27,759
                                                              -----------        -----------         -----------         -----------

Income before income taxes ...........................             35,049                 --                  --              35,049
Provision for income taxes ...........................             23,977                 --                  --              23,977
                                                              -----------        -----------         -----------         -----------
Net income ...........................................        $    11,072        $      --           $      --           $    11,072
                                                              ===========        ===========         ===========         ===========


_______________



See notes to pro forma consolidated balance sheet and statements of operations.

                        HFS Incorporated and Subsidiaries
                 HISTORICAL CONSOLIDATED STATEMENT OF OPERATIONS
                           OF OTHER ACQUIRED COMPANIES
                      For the Year Ended December 31, 1995
                    (In thousands, except per share amounts)


                                                       Century 21
                              CCI(1)    Century 21(1)      NORS        Travelodge         ERA         Total
                              ----------------------------------------------------------------------------------
Revenue
   Franchise ........         $   --       $ 53,992     $ 29,021        $ 18,361       $ 26,859       $128,233
   Relocation .......             --          6,514           --              --             --          6,514
   Other ............          3,326         10,164          403              79         15,876         29,848
                              ------       --------     --------        --------        -------       --------
     Total revenue ..          3,326         70,670       29,424          18,440         42,735        164,595
                              ------       --------     --------        --------        -------       --------
Expenses
   Marketing and
     reservation ....             --          5,128        2,912          12,956             --         20,996
   Selling, general &
     administrative .             --         47,232       22,851           2,648         30,126        102,857
   Depreciation &
     amortization ...            529          5,217          578               8          2,151          8,483
   Interest .........             --          2,904           54              --          3,269          6,227
   Relocation .......             --          4,881           --              --             --          4,881
   Other ............          1,917          2,751           --              --         10,089         14,757
                              ------        -------      -------        --------       --------       --------
     Total expenses .          2,446         68,113       26,395          15,612         45,635        158,201
                              ------        -------      -------        --------       --------       --------
Income (loss) before
   income taxes .....            880          2,557        3,029           2,828         (2,900)         6,394
Provision for
   income taxes .....            313          2,097           --           1,132             --          3,542
                              ------        -------     --------        --------       --------       --------
Net income (loss) ...         $  567        $   460     $  3,029        $  1,696       $ (2,900)      $  2,852
                              ======        =======     ========        ========       ========       ========
_______________

Note: Certain reclassifications have been made to the historical results of acquired companies to conform with the Company's classification.


(1) Reflects results of operations for the period from January 1, 1995 to the respective date of acquisition.

See notes to pro forma consolidated balance sheet and statements of operations.

                        HFS Incorporated and Subsidiaries
                 PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS
                     For the Six Months Ended June 30, 1996
                    (In thousands, except per share amounts)


                                                   Historical
                          ------------------------------------------------------
                                       Avis, (1)    Coldwell        Other (2)      Pro Forma
                              HFS     As Adjusted   Banker (2)     Acquisitions    Adjustments           Pro Forma
                          ----------------------------------------------------------------------------------------

Revenue
   Franchise ..........   $ 240,135   $      --     $  25,694      $   9,631       $  11,835    (B)      $ 287,295
   Owned brokerage ....          --          --       235,625             --        (235,625)   (C)             --
   Relocation .........      15,179          --        34,159            719              --                50,057
   Other ..............      48,896      32,077         4,067          1,651          15,760    (D)        102,451
                           --------    --------     ---------      ---------       ---------             ---------
     Total revenue ....     304,210      32,077       299,545         12,001        (208,030)              439,803
                           --------    --------     ---------      ---------       ---------             ---------

Expenses
   Marketing and
     reservation ......      75,491          --            --          1,134              --                 76,625
   Selling, general
     & administrative .      60,311       3,703       57,455           9,460         (52,025)   (E)          78,904
   Ramada license fee .      10,045          --           --              --              --                 10,045
   Owned brokerage ....          --          --      227,363              --        (227,363)   (C)              --
   Depreciation and
     amortization .....      23,405       9,905        9,021             421           9,804    (F)          52,556
   Interest ...........      14,574         251        3,155           1,493          (3,287)   (G)          16,186
   Relocation .........      10,184          --       27,530             641              --                 38,355
   Other ..............       6,892          18          512             764              --                  8,186
                           --------     -------     --------        --------       ---------               --------
     Total expenses ...     200,902      13,877      325,036          13,913        (272,871)               280,857
                           --------     -------     --------        --------       ---------               --------
Income (loss) before
   income taxes .......     103,308      18,200      (25,491)         (1,912)         64,841                158,946
Provision for
   income taxes .......      41,746       8,883      (10,432)             --          25,130    (I)          65,327
                          ---------   ---------    ---------       ---------       ---------              ---------
Net income (loss) .....   $  61,562   $   9,317    $ (15,059)      $  (1,912)      $  39,711              $  93,619
                          =========   =========    =========       =========       =========              =========

Per Share Information
    (fully diluted)
   Net income .........   $      .51                                                                      $     .67
                          ==========                                                                      =========

   Weighted average
     common and
     common equivalent
     shares outstanding      126,275                                                  16,771   (J)          143,046
                             =======                                                  ======                =======
_______________

Note:Certain reclassifications have been made to the historical results of acquired companies to conform with the Company's classification.

(1)  The historical financial statement of operations of Avis, as adjusted,  has been adjusted to include the historical results of operations intended to be retained by the Company and the operating results of the car rental operating company, which are included in "Other Revenue".  See  Historical  Consolidated
     Statement of Operations of Avis, Inc. as adjusted, for the six months ended May 31, 1996.

(2) Reflects results of operations for the period from January 1, 1996 to the respective dates of acquisition.

See notes to pro forma consolidated balance sheet and statements of operations.

                        HFS Incorporated and Subsidiaries
                 HISTORICAL CONSOLIDATED STATEMENT OF OPERATIONS
                            OF AVIS, INC. AS ADJUSTED
                      For the Six Months Ended May 31, 1996
                                 (In thousands)


                                                                      Adjustments
                                                          ----------------------------------
                                                                                  Rental Car          Avis
                                        Historical (1)    Reclassifications      Subsidiary      As Adjusted
                                        --------------------------------------------------------------------


Revenue ............................      $ 918,698           $    --            $(886,621)        $  32,077

Expenses:
   Selling, general & administrative        624,543            (9,168)            (611,672)            3,703
   Depreciation & amortization .....        199,924             8,917             (198,936)            9,905
   Interest ........................         76,013               251              (76,013)              251
   Other ...........................             18                --                   --                18
                                          ---------           -------            ---------          --------
     Total expenses ................        900,498                --             (886,621)           13,877
                                          ---------           -------            ---------          --------

Income before income taxes .........         18,200                --                   --            18,200
Provision for income taxes .........          8,883                --                   --             8,883
                                          ---------           -------            ---------          --------
Net income .........................      $   9,317           $    --            $      --         $   9,317
                                          =========           =======            =========         =========

_______________

(1) The historical financial statements of Avis, Inc. are for the six months ended May 31, 1996. The three months ended February 29, 1996 are included in the six months ended May 31, 1996 and the year ended February 29, 1996.
     Revenue and net loss for the three months ended February 29, 1996 are $421.7 million and $9.7 million, respectively.


See notes to pro forma consolidated balance sheet and statements of operations.

                        HFS Incorporated and Subsidiaries
                HISTORICAL CONSOLIDATING STATEMENT OF OPERATIONS
                              OF OTHER ACQUISITIONS
                     For the Six Months Ended June 30, 1996
                                 (In thousands)



                                                Century 21
                                                  NORS (1)    Travelodge (1)       ERA (1)         Total
                                                  ----------------------------------------------------------

Revenue:
  Franchise .......................               $  6,668      $    688          $  2,275        $  9,631
  Relocation ......................                     --            --               719             719
   Other ...........................                   449            --             1,202           1,651
                                                  --------      --------          --------         -------
     Total revenue .................                 7,117           688             4,196          12,001
                                                  --------      --------          --------         -------

Expenses:
   Marketing and  reservation ......                   681           453                --           1,134
   Selling, general & administrative                 6,885            99             2,476           9,460
   Depreciation & amortization .....                   285            --               136             421
   Interest ........................                     2            --             1,491           1,493
   Relocation ......................                    --            --               641             641
   Other ...........................                    --            --               764             764
                                                   -------      --------          --------         -------
     Total expenses ................                 7,853           552             5,508          13,913
                                                   -------      --------          --------         -------
Income (loss) before
   income taxes ....................                  (736)          136            (1,312)         (1,912)
Provision for income taxes .........                    --            --                --              --
                                                  --------      --------          --------        --------
Net income (loss) ..................              $   (736)     $    136          $ (1,312)       $ (1,912)
                                                  ========      ========          ========        ========
_______________

Note:Certain reclassifications have been made to the historical results of acquired companies to conform with the Company's classification.

(1) Reflects results of operations for the period from January 1, 1996 to the respective dates of acquisition.


See notes to pro forma consolidated balance sheet and statements of operations.

                        HFS Incorporated and Subsidiaries
                NOTES TO PRO FORMA CONSOLIDATED BALANCE SHEET AND
                            STATEMENTS OF OPERATIONS


A.   Acquisition of Avis:

     The purchase price for Avis has been allocated to assets acquired and liabilities assumed at their estimated fair values. Pro forma adjustments consist of the elimination of certain acquired assets and assumed liabilities, net of the fair value ascribed to such assets and liabilities.

     The Company acquired Avis for the following consideration ($000's):


     Cash consideration                                                       $  336,611
     Issuance of approximately 5.6 million shares of Company
         common stock                                                            361,489
     Issuance of note to ESOP                                                     97,900
                                                                               ---------
     Total pro forma acquisition cost                                            796,000
                                                                               ---------


     Fair value of net assets acquired:
         Historical book value of acquired company                               330,420


         Elimination of net assets (liabilities) not acquired or assumed:
              Deferred income taxes                                              (28,033)
              Other assets                                                        (9,614)
              Preferred stock - Avis                                              72,412
              Intangible assets - Avis                                          (503,037)
              Redeemable portion of common stock - ESOP                          295,465
              Unearned compensation - ESOP                                      (261,702)

     Fair value adjustments to assets acquired and liabilities assumed:
              Deferred income tax asset, net (i)                                   5,200
              Property and equipment                                              57,976
              Investment in car rental operating company                         262,743
              Accrued acquisition obligations                                    (44,000)
                                                                              ----------
     Fair value of identifiable net assets acquired                              177,830
                                                                              ----------
     Intangible assets-Avis (ii)                                              $  618,170
                                                                              ==========


(i) The pro forma adjustment to deferred income taxes recorded in connection with the acquisition results from differences in the fair values of assets acquired and liabilities assumed and their respective income tax bases.

(ii) The Company has not completed the valuation of identifiable intangible assets.

     The pro forma adjustments include the elimination of Avis stockholders' equity and the issuance of approximately 5.6 million shares of the Company's common stock to finance the acquisition. The number of Company shares of common stock issued in connection with the acquisition assumes a market value of Company common stock of $65 per share. The adjustment to stockholders' equity is calculated as follows ($000's):

                                                              Stockholders' Equity
                                              ---------------------------------------------
                                              Issuance of   Eimination of     Adjustment to
                                                Company     Stockholders'     Stockholders'
                                              Common Stk.      Equity            Equity
                                              ----------------------------------------------

Participating convertible preferred stock     $     --        $ 132,000       $(132,000)
Common stock ............................           56              290            (234)
Additional paid-in capital ..............      361,433          217,445         143,988
Retained earnings .......................           --           79,120         (79,120)
Treasury stock ..........................           --         (102,269)        102,269
Foreign currency equity adjustment ......           --            3,834          (3,834)
Redeemable portion of common stock ......           --               --              --
Unearned compensation ...................           --               --              --
                                             ---------        ---------       ---------
                                             $ 361,489        $ 330,420       $  31,069
                                             =========        =========       =========

B.   Franchise revenue:

     The pro forma adjustment reflects the elimination of franchise revenue associated with discontinued Century 21 international based operations, the elimination of franchise revenue paid by the Century 21 NORS to Century 21 under sub-franchise agreements and the addition of franchise fees to be received under franchise contracts with owned brokerage offices upon contribution of the Owned Brokerage Business to the Trust. Pro forma adjustments to franchise revenue consists of the following:

                                                      For the Year           For the Six Months
                                                         Ended                      Ended
                                                   December 31, 1995           June 30, 1996
                                                   ---------------------------------------------

Eliminate:
     Discontinued operations ...........                $    (57)                  $      -
     Century 21 revenue included as
        Century 21 NORS SG&A ...........                  (4,500)                    (1,003)
Add:
     Franchise fees from Owned Brokerage
        Business .......................                  30,507                     12,838
                                                        --------                   --------
Total ..................................                $ 25,950                   $ 11,835
                                                        ========                   ========

C.   Owned brokerage revenue and expenses:

     The pro forma adjustments reflect the elimination of revenue and expenses for Coldwell Banker's 318 formerly owned brokerage offices. The Company contributed the net assets of the Owned Brokerage Business to the Trust upon consummation of the Coldwell Banker Transaction. The free cash flow of the Trust will be expended at the discretion of the trustees to enhance the growth of funds available for advertising and promotion.

D.   Other revenue

     The pro forma adjustment is comprised of the following adjustments to rental car operations which have been classified as other revenue:


                                                     For the Year         For the Six Months
                                                         Ended                 Ended
                                                  December 31, 1995        June 30, 1996
                                                  ------------------------------------------

Elimination of historical  expense
     associated with:

    Long-term incentive
         compensation plans (i)......                   $  4,700             $  3,549
    Fleet costs .....................                     33,411               10,234
    Depreciation and amortization ...                     29,016               15,337
    Debt financing costs ............                      2,853                1,645

Addition of pro forma expenses
     associated with:

    Depreciation and amortization of
        property, equipment and other
        intangibles .................                    (22,898)             (11,449)
Increased financing costs ...........                     (8,004)              (3,556)
                                                        --------               -------
Total ...............................                   $ 39,078             $ 15,760
                                                        ========             ========

(i) Relates to stock appreciation rights of former owner.

E.   Selling, general and administrative expense:

     The pro forma adjustments eliminate redundant costs associated with the restructuring of franchise services and other businesses and the resulting termination of certain functions and positions in connection with Company acquisitions. Adjustments are comprised of the following ($000's):


For the year ended December 31, 1995:

                                       Century     Coldwell      Century 21
                                          21        Banker          NORS       Travelodge       ERA      Total
                                       -----------------------------------------------------------------------

Payroll and related ...                $ 10,885    $ 10,681      $  7,706       $  1,110     $  7,236   $ 37,618
Professional ..........                   2,693       1,500         1,486            154          387      6,220
Occupancy .............                   3,628          --         2,754            186        1,172      7,740
Conventions & meetings                    1,302          --           410             --           --      1,712
Franchise fees (Note B)                      --          --         4,500             --           --      4,500
Other .................                   1,826      (1,517)        1,916            167        1,036      3,428
                                       --------    --------      --------       --------     --------   --------
Total .................                $ 20,334    $ 10,664      $ 18,772       $  1,617     $  9,831   $ 61,218
                                       ========    ========      ========       ========     ========   ========

For the six months ended June 30, 1996:

                                 Coldwell    Century 21
                                  Banker         NORS        Travelodge        ERA         Total
                                  --------------------------------------------------------------

Payroll and related ...          $  4,451     $  2,424        $     25     $    222     $  7,122
Stock option expense ..            40,801           --              --           --       40,801
Professional ..........             1,055          705               4           --        1,764
Occupancy .............                --          603               4          102          709
Conventions & meetings                 --          472              --           --          472
Franchise fees (Note B)                --        1,003              --           --        1,003
Other .................              (604)         597               4          157          154
                                 --------     --------        --------     --------     --------
Total .................          $ 45,703     $  5,804        $     37     $    481     $ 52,025
                                 ========     ========        ========     ========     ========

F.   Depreciation and amortization:

     The pro forma adjustment for depreciation and amortization is comprised of ($000's):


For the year ended December 31, 1995:

                                       CCI                                  Coldwell         Other
                                      Merger      Century 21      Avis       Banker      Acquisitions       Total
                                      -----------------------------------------------------------------------------

Elimination of historical
    expense .............            $   (529)     $ (5,217)   $(19,683)   $(22,425)       $ (2,737)      $(50,591)
Property, equipment &
    furniture & fixtures                  100           534      12,400       1,295              --         14,329
Information data base ...                 375            --          --          --              --            375
Intangible assets .......                 289         3,669      20,327      25,877           7,024         57,186
                                     --------      --------    --------    --------        --------       --------
Total ...................            $    235      $ (1,014)   $ 13,044    $  4,747        $  4,287       $ 21,299
                                     ========      ========    ========    ========        ========       ========


For the six months ended June 30, 1996:

                                                                 Coldwell          Other
                                                 Avis              Banker        Acquisitions       Total
                                              -------------------------------------------------------------

Elimination of historical expense             $ (9,905)         $ (9,021)        $   (421)        $(19,347)
Property, equipment and
    furniture and fixtures ......                6,200               540               --            6,740
Intangible assets ...............               10,164            10,775            1,472           22,411
                                              --------          --------         --------         --------
Total ...........................             $  6,459          $  2,294         $  1,051         $  9,804
                                              ========          ========         ========         ========


CCI Merger

     The estimated fair values of CCI's information data base, property and equipment and excess of cost over fair value of net assets acquired are $7.5 million, $1.0 million and $33.8 million, respectively, and are amortized on a straight-line basis over the periods to be benefited which are ten , five and forty years, respectively. The benefit periods associated with the excess cost over fair value of net assets acquired were determined based on CCI's position as the dominant provider of gambling patron credit information services since 1956, its ability to generate operating profits and expansion of its customer base and the longevity of the casino gaming industry.

Century 21

     The estimated fair values of Century 21 property and equipment, franchise agreements and excess cost over fair value of net assets acquired are $5.5 million, $33.5 million and $140.0 million, respectively, and are amortized on a straight-line basis over the periods to be benefited which are seven, twelve and forty years, respectively. The benefit periods associated with the excess cost over fair value of net assets acquired were determined based on Century 21's position as the world's largest franchisor of residential real estate brokerage offices, the most recognized brand name in the residential real estate brokerage industry and the longevity of the residential real estate brokerage business.

Avis

     The estimated fair value of Avis' property and equipment intended to be retained by the Company, is $92 million, comprised primarily of a reservation system and related assets. Such property and equipment is amortized on a straight-line basis over the estimated benefit periods ranging from five to eight years. The estimated fair values of Avis' intangible assets, comprised principally of excess of cost over fair value of net assets acquired, are $617 million and are amortized on a straight-line basis over the respective assets benefit periods which range between ten to forty years.

     The excess of cost over fair value of net assets acquired was determined to have a benefit period of forty years, which was based on Avis' position as the second largest car rental system in the world, the recognition of its broad name in the car rental industry and the longevity of the car rental business.

Coldwell Banker

     The estimated fair value of Coldwell Banker's property and equipment (excluding land) of $16.7 million, is amortized on a straight-line basis over the estimated benefit periods ranging from five to twenty-five years. The estimated fair value of Coldwell Banker's intangible assets, comprised of franchise agreements and excess of cost over fair value of net assets acquired, is $768.4 million and is amortized on a straight-line basis over the periods to be benefited. The excess of cost over fair value of net assets acquired was determined to have a benefit period of forty years, which was based on Coldwell Banker's position as the largest gross revenue producing real estate company in North American, the recognition of its brand name in the real estate brokerage industry and the longevity of the real estate brokerage business.

Other Acquisitions

     The estimated fair values of Other Acquisitions franchise agreements aggregate $61.0 million and are being amortized on a straight line basis over the periods to be benefited, which range from twelve to thirty years. The estimated fair values of Other Acquisitions excess of cost over fair value of net assets acquired aggregate $164.2 million and are each being amortized on a straight line basis over the periods to benefited which are forty years.

G.   Interest expense:

                                                  For the Year        For the Six Months
                                                      Ended                 Ended
                                               December 31, 1995        June 30, 1996
                                               -----------------------------------------

Elimination of historical interest expense of
   Other Acquisitions and Century 21 ........      $(6,227)                 $(1,493)
Reversal of Coldwell Banker .................       (5,329)                  (3,155)
Century 21 ..................................        2,835                       --
Minority interest - preferred dividends .....        1,796                       --
4-3/4% Notes ...............................         8,698                    1,361
                                                   -------                  -------
Total .......................................      $ 1,773                  $(3,287)
                                                   =======                  =======

Century 21

     The pro forma adjustment reflects the recording of interest expense on $60 million of borrowings under the Company's revolving credit facility at an interest rate 6.3%. Borrowings represent the amount necessary to finance the initial cash of purchase price net of $10.2 million of acquired cash.

Coldwell Banker

     The pro forma adjustment reflects the reversal of interest expense relating to the following ($000's):

                                                        For the Year           For the Six Months
                                                           Ended                     Ended
                                                     December 31, 1995            June 30, 1996
                                                     -------------------------------------------

Expense associated with the Owned
     Brokerage Business .....................            $   138                      $  (179)
Expense associated with revolving credit
     facility borrowings which will be repaid
     with proceeds from offering ............              5,191                        3,334
                                                         -------                      -------
Total .......................................            $ 5,329                      $ 3,155
                                                         =======                      =======

Minority interest - preferred dividends:

     The pro forma adjustment  represents  dividends on the redeemable  Series A
Adjustable  Rate  Preferred  Stock  of  Century  21.  Preferred   dividends  are
calculated based on an $80 million face value and a 4.9% dividend rate.

4-3/4% Notes

     The pro forma adjustment reflects interest expense and amortization of deferred financing costs related to the February 22, 1996 issuance of the 4-3/4% Notes to the extent that such proceeds were used to finance the Other Acquisitions.

H.   Other expenses

     The pro forma adjustment eliminates $399,000 of accounting, legal and other administrative expenses allocated to CCI which would not have been incurred by the Company.

I.   Income Taxes

     The pro forma adjustment to income taxes is comprised of ($000's):

                                                      For the Year           For the Six Months
                                                          Ended                   Ended
                                                   December 31, 1995           June 30, 1996
                                                   --------------------------------------------

Reversal of historical (provision) benefit of:
     Company .................................          $ (55,175)                $ (41,746)
     CCI .....................................               (313)                       --
     Century 21 ..............................             (2,097)                       --
     Avis ....................................            (23,977)                   (8,883)
     Coldwell Banker .........................            (24,385)                   10,432
     Travelodge ..............................             (1,132)                       --
Pro forma provision ..........................            136,368                    65,327
                                                        ---------                 ---------
Total ........................................          $  29,289                 $  25,130
                                                        =========                 =========


     The pro forma effective tax rates are approximately 1% higher than the Company's historical effective tax rates due to non-deductible excess of cost over fair vaue of net assets acquired to be recorded in connection with the acquisition of Avis.

J.   Weighted average common and common equivalent shares outstanding

     The pro forma adjustment to weighted average shares consists of the following (000's):

                                                    For the Year        For the Six Months
                                                        Ended                  Ended
                                                  December 31, 1995       June 30, 1996
                                                  ----------------------------------------

CCI ..........................................              896                --
Century 21 ...................................            2,334                --
Avis Offering ................................            5,561             5,561
Coldwell Banker Offering .....................           12,838            10,581
Century 21 NORS ..............................              923               629
                                                         ------            ------
Total ........................................           22,552            16,771
                                                         ======            ======


     The unaudited Pro Forma Consolidated Statement of Operations is presented as if the acquisitions took place at the beginning of the period presented; thus, the stock issuances referred to above are considered outstanding as of the beginning of the period for purposes of per share calculations.